                             ORGANIZATIONAL CHART OF THE
                  LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

All the members of the holding company system are corporations, with the exception of, Delaware Distributors, L.P and Founders CBO, L.P.

 --------------------------------
|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |   --------------------------------------------
  |--| City Financial Planners, Ltd.              |
  |  |  100% - Englad/Wales - Distribution of life|
  |  |  assurance & pension products              |
  |   --------------------------------------------
  |   -------------------------------
  |--| The Insurers' Fund, Inc.  #   |
  |  |  100% - Maryland - Inactive   |
  |   -------------------------------
  |   ------------------------------------------------
  |--| LNC Administrative Services Corporation        |
  |  | 100% - Indiana - Third Party Administrator     |
  |   ------------------------------------------------
  |   ------------------------------------------------
  |--| Lincoln Funds Corporation                      |
  |  | 100% - Delaware - Intermediate Holding Company |
  |   ------------------------------------------------
  |   ---------------------------------------------------
  |--|Lincoln National Financial Institutions Group, Inc.|
  |  |(fka The Richard Leahy Corporation)                |
  |  |  100% - Indiana - Insurance Agency                |
  |   ---------------------------------------------------
  |     |   ---------------------------------
  |     |--| The Financial Alternative, Inc. |
  |     |  | 100% - Utah- Insurance Agency   |
  |     |   ---------------------------------
  |     |   ---------------------------------------
  |     |--| Financial Alternative Resources, Inc. |
  |     |  | 100% - Kansas - Insurance Agency      |
  |     |   ---------------------------------------
  |     |   -----------------------------------------
  |     |--| Financial Choices, Inc.                 |
  |     |  | 100% - Pennsylvania - Insurance Agency  |
  |     |   -----------------------------------------
  |     |   -----------------------------------------------
  |     |  | Financial Investment Services, Inc.           |
  |     |--| (formerly Financial Services Department, Inc.)|
  |     |  | 100% - Indiana - Insurance Agency             |
  |     |   -----------------------------------------------
  |     |   -----------------------------------------
  |     |  | Financial Investments, Inc.             |
  |     |--| (formerly Insurance Alternatives, Inc.) |
  |     |  | 100% - Indiana - Insurance Agency       |
  |     |   -----------------------------------------
  |     |   -------------------------------------------
  |     |--| The Financial Resources Department, Inc.  |
  |     |  | 100% - Michigan - Insurance Agency        |
  |     |   -------------------------------------------
  |     |   -----------------------------------------
  |     |--| Investment Alternatives, Inc.           |
  |     |  | 100% - Pennsylvania - Insurance Agency  |
  |     |   -----------------------------------------
  |     |   --------------------------------------
  |     |--| The Investment Center, Inc.          |
  |     |  | 100% - Tennessee - Insurance Agency  |
  |     |   --------------------------------------
  |     |   --------------------------------------
  |     |--| The Investment Group, Inc.           |
  |     |  | 100% - New Jersey - Insurance Agency |
  |     |   --------------------------------------

 -------------------------------
|                               |
| Lincoln National Corporation  |
|  Indiana - Holding Company    |
 -------------------------------
  |   ---------------------------------------------------
  |--|Lincoln National Financial Institutions Group, Inc.|
  |  |(fka The Richard Leahy Corporation)                |
  |  |  100% - Indiana - Insurance Agency                |
  |   ---------------------------------------------------
  |     |   ------------------------------------
  |     |--| Personal Financial Resources, Inc. |
  |     |  | 100% - Arizona - Insurance Agency  |
  |     |   ------------------------------------
  |     |   ----------------------------------------
  |     |--| Personal Investment Services, Inc.     |
  |        | 100% - Pennsylvania - Insurance Agency |
  |         ----------------------------------------
  |   -------------------------------------------
  |--| LincAm Properties, Inc.                   |
  |  |  50% - Delaware - Real Estate Investment  |
  |   -------------------------------------------
  |
  |   ----------------------------------------------
  |  | Lincoln Financial Group, Inc.                |
  |--| (formerly Lincoln National Sales Corporation)|
  |  |  100% - Indiana - Insurance Agency           |
  |   ----------------------------------------------
  |     |   ----------------------------------------
  |     |--| Lincoln Financial Advisors Corporation |
  |     |  | (formerly LNC Equity Sales Corporation)|
  |     |  |  100% - Indiana - Broker-Dealer        |
  |     |   ----------------------------------------
  |     |   -------------------------------------------------------------
  |     |  |Corporate agencies:  Lincoln Financial Group, Inc. ("LFG")   |
  |     |--|has subsidiaries of which LFG owns from 80%-100% of the      |
  |     |  |common stock (see Attachment #1).  These subsidiaries serve  |
  |     |  |as the corporate agency offices for the marketing and        |
  |     |  |servicing of products of The Lincoln National Life Insurance |
  |     |  |Company.  Each subsidiary's assets are less than 1% of the   |
  |     |  |total assets of the ultimate controlling person.             |
  |     |   -------------------------------------------------------------
  |     |
  |     |   ------------------------------------------------
  |     |--| Professional Financial Planning, Inc.          |
  |        |  100% - Indiana - Financial Planning Services  |
  |         ------------------------------------------------
  |   ---------------------------------------
  |--| Lincoln Life Improved Housing, Inc.   |
  |  |  100% - Indiana                       |
  |   ---------------------------------------
  |
  |   -----------------------------------------------
  |--| Lincoln National (China) Inc.                 |
  |  | 100% - Indiana - China Representative Office  |
  |   -----------------------------------------------
  |
  |   -----------------------------------------------
  |--| Lincoln National (India) Inc.                 |
  |  | 100% - Indiana - India Representative Office  |
  |   -----------------------------------------------
  |   ---------------------------------------------
  |--| Lincoln National Intermediaries, Inc.       |
  |  |  100% - Indiana - Reinsurance Intermediary  |
  |   ---------------------------------------------
  |   --------------------------------------------------
  |__| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
  |   --------------------------------------------------
  |   |   --------------------------------------------
  |   |--| Lincoln National Investment Companies, Inc.|
  |   |  |(fka Lincoln National Investments, Inc.)    |
  |   |  | 100% - Indiana - Holding Company           |
  |   |   --------------------------------------------


 -------------------------------
|                               |
| Lincoln National Corporation  |
|  Indiana - Holding Company    |
 -------------------------------
  |   --------------------------------------------------
  |__| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
  |   --------------------------------------------------
  |   |   --------------------------------------------
  |   |--| Lincoln National Investment Companies, Inc.|
  |   |  |(fka Lincoln National Investments, Inc.)    |
  |   |  | 100% - Indiana - Holding Company           |
  |   |   --------------------------------------------
  |   |        |   ----------------------------------
  |   |        |--|Delaware Management Holdings, Inc.|
  |   |        |  | 100% - Delaware - Holding Company|
  |   |        |   ----------------------------------
  |   |        |    |   -----------------------------------
  |   |        |    |--| DMH Corp.                         |
  |   |        |       | 100% - Delaware - Holding Company |
  |   |        |        -----------------------------------
  |   |        |           |   ----------------------------------------
  |   |        |           |--| Delaware International Advisers Ltd.   |
  |   |        |           |  | 81.1% - England - Investment Advisor   |
  |   |        |           |   ----------------------------------------
  |   |        |           |   --------------------------------------
  |   |        |           |--| Delaware Management Trust Company    |
  |   |        |           |  | 100% - Pennsylvania - Trust Service  |
  |   |        |           |   --------------------------------------
  |   |        |           |   ------------------------------------------------
  |   |        |           |--| Delaware International Holdings, Ltd.          |
  |   |        |           |  | 100% - Bermuda - Investment Advisor            |
  |   |        |           |   ------------------------------------------------
  |   |        |           |     |    |  --------------------------------------
  |   |        |           |     |    --| Delaware International Advisers, Ltd.|
  |   |        |           |     |      | 18.9% - England - Investment Advisor |
  |   |        |           |     |       --------------------------------------
  |   |        |           |   -------------------------------------------------
  |   |        |           |--| Delvoy, Inc.                                    |
  |   |        |           |  | 100% - Minnesota - Holding Company              |
  |   |        |           |   -------------------------------------------------
  |   |        |           |        ---------------------------------------
  |   |        |           |    |--| Delaware Management Company, Inc.     |
  |   |        |           |    |  | 100% - Delaware - Investment Advisor  |
  |   |        |           |    |   ---------------------------------------
  |   |        |           |    |      |   -------------------------------------------------------
  |   |        |           |    |      |--| Delaware Distributors, L.P.                           |
  |   |        |           |    |      |  | 98%-Delaware-MutualFund Distributor & Broker/Dealer   |
  |   |        |           |    |      |  | 1% Equity-Delaware Capital Management, Inc.           |
  |   |        |           |    |      |  | 1% Equity-Delaware Distributors, Inc.                 |
  |   |        |           |    |      |  |                                                       |
  |   |        |           |    |      |   -------------------------------------------------------
  |   |        |           |    |      |   ------------------------------------
  |   |        |           |    |      |--| Founders Holdings, Inc.            |
  |   |        |           |    |      |  | 100% - Delaware - General Partner  |
  |   |        |           |    |      |   ------------------------------------
  |   |        |           |    |      |   |  -----------------------------------------
  |   |        |           |    |      |   | | Founders CBO, L.P.                      |
  |   |        |           |    |      |   --| 1% - Delaware - Investment Partnership  |
  |   |        |           |    |      |     | 99% held by outside investors           |
  |   |        |           |    |      |      -----------------------------------------
  |   |        |           |    |      |      |  ------------------------------------------
  |   |        |           |    |      |      --|Founders CBO Corporation                  |
  |   |        |           |    |      |        |100%-Delaware-Co-Issuer with Founders CBO |
                                                 ------------------------------------------

 --------------------------------
|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |   --------------------------------------------------
  |--| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
  |   --------------------------------------------------
  |   |   --------------------------------------------
  |   |--| Lincoln National Investment Companies, Inc.|
  |   |  |(fka Lincoln National Investments, Inc.)    |
  |   |  | 100% - Indiana - Holding Company           |
  |   |   --------------------------------------------
  |   |        |   ----------------------------------
  |   |        |--|Delaware Management Holdings, Inc.|
  |   |        |  | 100% - Delaware - Holding Company|
  |   |        |   ----------------------------------
  |   |        |    |   -----------------------------------
  |   |        |    |--| DMH Corp.                         |
  |   |        |       | 100% - Delaware - Holding Company |
  |   |        |        -----------------------------------
  |   |        |         |   -------------------------------------
  |   |        |         |--| Delvoy, Inc.                        |
  |   |        |         |  | 100% - Minnesota - Holding Company  |
  |   |        |         |   -------------------------------------
  |   |        |         |        |    ------------------------------------
  |   |        |         |        |---| Delaware Distributors, Inc.        |
  |   |        |         |        |   | 100% - Delaware - General Partner  |
  |   |        |         |        |    ------------------------------------
  |   |        |         |        |       |  ------------------------------------------------------
  |   |        |         |        |       |--|  Delaware Distributors, L.P.                          |
  |   |        |         |        |          |  98%-Delaware-Mutual Fund Distributor & Broker/Dealer |
  |   |        |         |        |          |  1% Equity-Delaware Capital Management, Inc.          |
  |   |        |         |        |          |  1% Equity-Delaware Distributors, Inc.                |
  |   |        |         |        |          ------------------------------------------------------
  |   |        |         |        |    -----------------------------------------------
  |   |        |         |        |---| Delaware Capital Management, Inc.             |
  |   |        |         |        |   |(formerly Delaware Investment Counselors, Inc.)|
  |   |        |         |        |   | 100% - Delaware - Investment Advisor          |
  |   |        |         |        |    -----------------------------------------------
  |   |        |         |        |      |   -------------------------------------------------------
  |   |        |         |        |      |-- | Delaware Distributors, L.P.                           |
  |   |        |         |        |      |   | 98%-Delaware-Mutual Fund Distributor & Broker/Dealer  |
  |   |        |         |        |      |   |1% Equity-Delaware Capital Management, Inc.            |
  |   |        |         |        |      |   | 1% Equity-Delaware Distributors, Inc.                 |
  |   |        |         |        |      |    -------------------------------------------------------
  |   |        |         |        |    -----------------------------------------------------
  |   |        |         |        |---| Delaware Service Company, Inc.                       |
  |   |        |         |        |   |  100%-Delaware-Shareholder Services & Transfer Agent |
  |   |        |         |        |    -----------------------------------------------------
  |   |        |         |        |    -----------------------------------------------------
  |   |        |         |        |---| Delaware Investment & Retirement Services, Inc.     |
  |   |        |         |            | 100% - Delaware - Registered Transfer Agent         |
  |   |        |         |             -----------------------------------------------------
  |   |        |   -----------------------------------------
  |   |        |--| Lynch & Mayer, Inc.                     |
  |   |        |  | 100% - Indiana - Investment Adviser     |
  |   |        |   -----------------------------------------
  |   |        |      |   -----------------------------------------
  |   |        |      |--| Lynch & Mayer Asia, Inc.                |
  |   |        |      |  | 100% - Delaware - Investment Management |
  |   |        |      |   -----------------------------------------
  |   |        |      |   ----------------------------------------
  |   |        |      |--| Lynch & Mayer Securities Corp.         |
  |   |        |         | 100% - Delaware - Securities Broker    |
  |   |        |          ----------------------------------------
  |   |        |   ----------------------------------------------------
  |   |        |  | Vantage Global Advisors, Inc.                      |
  |   |        |--| (formerly Modern Portfolio Theory Associates, Inc.)|
  |   |        |  |  100% - Delaware - Investment Adviser              |
  |   |        |   ----------------------------------------------------

 --------------------------------
|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |   --------------------------------------------------
  |--| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
  |   --------------------------------------------------
  |   |   -----------------------------------------------------------
  |   |  | Lincoln Investment Management, Inc.                       |
  |   |--| (formerly Lincoln National Investment Management Company) |
  |   |  | 100% - Illinois - Mutual Fund Manager and                 |
  |   |  | Registered Investment Adviser                             |
  |       -----------------------------------------------------------
  |   -----------------------------------------------
  |--| The Lincoln National Life Insurance Company   |
  |  |  100% - Indiana                               |
  |   -----------------------------------------------
  |     |   --------------------------------------------------
  |     |--| AnnuityNet, Inc.                                 |
  |     |  | 100% - Indiana - Distribution of annuity products|
  |     |   --------------------------------------------------
  |     |   -------------------------------------------
  |     |--| Cigna Associates, Inc.                    |
  |     |  | 100% - Connecticut - Insurance Agency     |
  |     |   -------------------------------------------
  |     |    |   ----------------------------------------------------------
  |     |    |--| Cigna Associates of Massachusetts, Inc.                  |
  |     |    |  | 100% - Massachusetts - Insurance Agency                  |
  |     |        ----------------------------------------------------------
  |     |   -------------------------------------------
  |     |--|Cigna Financial Advisors, Inc.             |
  |     |  | 100% - Connecticut - Broker Dealer        |
  |     |   -------------------------------------------
  |     |   -------------------------------------------
  |     |--| First Penn-Pacific Life Insurance Company |
  |     |  | 100%  - Indiana                           |
  |     |   -------------------------------------------
  |     |   -----------------------------------------------
  |     |--| Lincoln Life & Annuity Company of New York    |
  |     |  |  100% - New York                              |
  |     |   -----------------------------------------------
  |     |
  |     |   ------------------------------------------------
  |     |--| Lincoln National Aggressive Growth Fund, Inc.  |
  |     |  | 100% - Maryland - Mutual Fund                  |
  |     |   ------------------------------------------------
  |     |   -----------------------------------
  |     |--| Lincoln National Bond Fund, Inc.  |
  |     |  |  100% - Maryland - Mutual Fund    |
  |     |   -----------------------------------
  |     |   --------------------------------------------------
  |     |--| Lincoln National Capital Appreciation Fund, Inc. |
  |     |  | 100% - Maryland - Mutual Fund                    |
  |     |   --------------------------------------------------
  |     |   --------------------------------------------
  |     |--| Lincoln National Equity-Income Fund, Inc.  |
  |     |  | 100% - Maryland - Mutual Fund              |
  |     |   --------------------------------------------
  |     |   ------------------------------------------------------
  |     |  | Lincoln National Global Asset Allocation Fund, Inc.  |
  |     |--| (formerly Lincoln National Putnam Master Fund, Inc.) |
  |     |  |  100% - Maryland - Mutual Fund                       |
  |     |   ------------------------------------------------------
  |     |   ------------------------------------------------
  |     |  | Lincoln National Growth and Income Fund, Inc.  |
  |     |--| (formerly Lincoln National Growth Fund, Inc.)  |
  |     |  |  100% - Maryland - Mutual Fund                 |
  |     |   ------------------------------------------------

 --------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |   -----------------------------------------------
  |--| The Lincoln National Life Insurance Company   |
  |  |  100% - Indiana                               |
  |   -----------------------------------------------
  |     |   --------------------------------------------------------
  |     |--| Lincoln National Health & Casualty Insurance Company   |
  |     |  |  100% - Indiana                                        |
  |         --------------------------------------------------------
  |            |   -----------------------------------------------
  |            |--| Lincoln Re, S.A.                              |
  |            |  | 1% Argentina - General Business Corp          |
  |            |  | (Remaining 99% owned by Lincoln National      |
  |            |  |   Reassurance Company)                        |
  |                -----------------------------------------------
  |         -------------------------------------------
  |     |--| Lincoln National International Fund, Inc. |
  |     |  | 100% - Maryland - Mutual Fund             |
  |     |  | -------------------------------------------
  |     |    ---------------------------------------
  |     |--| Lincoln National Managed Fund, Inc.   |
  |     |  | 100% - Maryland - Mutual Fund        |
  |     |    ---------------------------------------
  |     |   --------------------------------------------
  |     |--| Lincoln National Money Market Fund, Inc.   |
  |     |  |  100% - Maryland - Mutual Fund             |
  |     |   --------------------------------------------
  |     |   -----------------------------------------------
  |     |--|  Lincoln National Social Awareness Fund, Inc. |
  |     |  |  100% - Maryland - Mutual Fund                |
  |     |   -----------------------------------------------
  |     |   -----------------------------------------------------
  |     |--| Lincoln National Special Opportunities Fund, Inc.   |
  |     |  |  100% - Maryland - Mutual Fund                      |
  |     |   -----------------------------------------------------
  |     |   ------------------------------------------------------
  |     |--| Lincoln National Reassurance Company                 |
  |        | 100% - Indiana - Life Insurance                      |
  |         ------------------------------------------------------
  |          |   -----------------------------------------------
  |          |--| Lincoln Re, S.A.                              |
  |          |  | 99% Argentina - General Business Corp         |
  |          |  | (Remaining 1% owned by Lincoln National Health|
  |          |  | & Casualty Insurance Company)                 |
  |          |   -----------------------------------------------
  |          |   -----------------------------------------------
  |          |--| Special Pooled Risk Administrators, Inc.      |
  |             | 100% - New Jersey - Catastrophe Reinsurance   |
  |             | Pool Administrator                            |
  |              -----------------------------------------------
  |   ---------------------------------------------------------
  |--| Lincoln National Management Services, Inc.              |
  |  |  100% - Indiana - Underwriting and Management Services  |
  |   ---------------------------------------------------------
  |   ---------------------------------------
  |--| Lincoln National Realty Corporation   |
  |  |  100% - Indiana - Real Estate         |
  |   ---------------------------------------
  |   -----------------------------------------------------------
  |--| Lincoln National Reinsurance Company (Barbados) Limited   |
  |  |  100% - Barbados                                          |
  |   -----------------------------------------------------------
  |
  |   ----------------------------------------------
  |--| Lincoln National Reinsurance Company Limited |
  |  | (formerly Heritage Reinsurance, Ltd.)        |
  |  | 100% ** - Bermuda                            |
  |   ----------------------------------------------
  |      |   -------------------------------------------------------
  |      |--|  Lincoln European Reinsurance S.A.                    |
  |      |  |  79% - Belgium                                        |
  |      |  | (Remaining 21% owned by Lincoln National Underwriting |
  |      |  |   Services, Ltd.                                      |
  |      |   -------------------------------------------------------

 --------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |   ----------------------------------------------
  |--| Lincoln National Reinsurance Company Limited |
  |  | (formerly Heritage Reinsurance, Ltd.)        |
  |  | 100% ** - Bermuda                            |
  |   ----------------------------------------------
  |      |   ---------------------------------------------------------
  |      |  | Lincoln National Underwriting Services, Ltd.            |
  |      |--| 90% - England/Wales - Life/Accident/Health Underwriter  |
  |      |  | (Remaining 10% owned by Old Fort Ins. Co. Ltd.)         |
  |      |   ---------------------------------------------------------
  |      |     |   ------------------------------------------------------
  |      |     |--|  Lincoln European Reinsurance S.A.                   |
  |      |     |  | 21% - Belgium                                        |
  |      |     |  |(Remaining 79% owned by Lincoln National Reinsurance  |
  |      |     |  |   Company Limited                                    |
  |      |     |   ------------------------------------------------------
  |      |   --------------------------------------------------------
  |      |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V. |
  |      |--| 51% - Mexico - Reinsurance Underwriter                 |
  |      |  | (Remaining 49% owned by Lincoln National Corp.)        |
  |      |   --------------------------------------------------------
  |   ---------------------------------------------
  |--| Lincoln National Risk Management, Inc.      |
  |  |  100% - Indiana - Risk Management Services  |
  |   ---------------------------------------------
  |   ------------------------------------------------
  |--| Lincoln National Structured Settlement, Inc.   |
  |  |  100% - New Jersey                             |
  |   ------------------------------------------------
  |   -----------------------------------------
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |   -----------------------------------------
  |     |   -------------------------------------------------------
  |     |--| Allied Westminster & Company Limited                  |
  |     |  | (formerly One Olympic Way Financial Services Limited) |
  |     |  | 100% - England/Wales - Sales Services                 |
  |     |   -------------------------------------------------------
  |     |   -----------------------------------
  |     |--|Cannon Fund Managers Limited       |
  |     |  |  100% - England/Wales - Inactive  |
  |     |   -----------------------------------
  |     |   --------------------------------------------------------
  |     |--| Culverin Property Services Limited                     |
  |     |  |  100% - England/Wales - Property Development Services  |
  |     |   --------------------------------------------------------
  |     |   ---------------------------------------------------------
  |     |--| HUTM Limited                                            |
  |     |  | 100% - England/Wales - Unit Trust Management (Inactive) |
  |     |   ---------------------------------------------------------
  |     |
  |     |   --------------------------------------------
  |     |--| ILI Supplies Limited                       |
  |     |  |  100% - England/Wales - Computer Leasing   |
  |     |   --------------------------------------------
  |     |   ------------------------------------------------
  |     |--| Lincoln Financial Advisers Limited             |
  |     |  | (formerly: Laurentian Financial Advisers Ltd.) |
  |     |  | 100% - England/Wales - Sales Company           |
  |     |    ------------------------------------------------
  |     |
  |     |   --------------------------------------------------
  |     |--| Lincoln Financial Group PLC                      |
  |     |  | (formerly: Laurentian Financial Group PLC)       |
  |     |  | 100% - England/Wales - Holding Company           |
  |     |   --------------------------------------------------
  |     |     |   ----------------------------------------------------
  |     |     |--| Lincoln Unit Trust Management Limited              |
  |     |     |  |(formerly: Laurentian Unit Trust Management Limited)|
  |     |     |  | 100% - England/Wales - Unit Trust Management       |
  |     |     |   ----------------------------------------------------
  |     |     |     |   --------------------------------------------------
  |     |     |     |--| LUTM Nominees Limited                            |
  |     |     |     |  | 100% - England/Wales - Nominee Services (Dormat) |
  |     |     |     |   --------------------------------------------------

 --------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |   -----------------------------------------
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |   -----------------------------------------
  |      |   --------------------------------------------------
  |      |--| Lincoln Financial Group PLC                      |
  |      |  | (formerly: Laurentian Financial Group PLC)       |
  |      |  | 100% - England/Wales - Holding Company           |
  |      |   --------------------------------------------------
  |      |     |   ---------------------------------------
  |      |     |--| Lincoln Milldon Limited               |
  |      |     |  |(formerly: Laurentian Milldon Limited) |
  |      |     |  | 100% - England/Wales - Sales Company  |
  |      |     |   ---------------------------------------
  |      |     |   -----------------------------------------------------------
  |      |     |--| Laurtrust Limited                                         |
  |      |     |  | 100% - England/Wales - Pension Scheme Trustee (Inactive)  |
  |      |     |   -----------------------------------------------------------
  |      |     |   --------------------------------------------------
  |      |     |--| Lincoln Management Services Limited              |
  |      |     |  |(formerly: Laurentian Management Services Limited)|
  |      |     |  | 100% - England/Wales - Management Services       |
  |      |     |   --------------------------------------------------
  |      |     |     |   ------------------------------------------------
  |      |     |     |--|Laurit Limited                                  |
  |      |     |     |  |100% - England/Wales - Data Processing Systems  |
  |      |     |     |   ------------------------------------------------
  |      |   --------------------------------------------------------
  |      |--| Liberty Life Pension Trustee Company Limited           |
  |      |  | 100% - England/Wales - Corporate Pension Fund (Dormat) |
  |      |   --------------------------------------------------------
  |      |   ----------------------------------------------------------
  |      |--| LN Management Limited                                    |
  |      |  |  100% - England/Wales - Administrative Services (Dormat) |
  |      |   ----------------------------------------------------------
  |      |    |   -----------------------------------
  |      |    |--| UK Mortgage Securities Limited    |
  |      |       | 100% - England/Wales - Inactive   |
  |      |        -----------------------------------
  |      |   ------------------------------------------
  |      |--| Liberty Press Limited                    |
  |      |  | 100% - England/Wales - Printing Services |
  |          ------------------------------------------

 --------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |   -----------------------------------------
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |   -----------------------------------------
  |     |   ----------------------------------------------
  |     |--| Lincoln General Insurance Co. Ltd.           |
  |     |  | 100% - Accident & Health Insurance           |
  |     |   ----------------------------------------------
  |     |   --------------------------------------------
  |     |--|Lincoln Assurance Limited                   |
  |     |  |  100% ** - England/Wales - Life Assurance  |
  |     |   --------------------------------------------
  |     |     |     |
  |     |     |     |   ---------------------------------------------
  |     |     |     |--|Barnwood Property Group Limited              |
  |     |     |     |  |100% - England/Wales - Property Management Co|
  |     |     |     |   ---------------------------------------------
  |     |     |     |     |   ------------------------------------------
  |     |     |     |     |--| Barnwood Developments Limited            |
  |     |     |     |     |  | 100% England/Wales - Property Development|
  |     |     |     |     |   ------------------------------------------
  |     |     |     |     |
  |     |     |     |     |   --------------------------------------------
  |     |     |     |     |--| Barnwood Properties Limited                |
  |     |     |     |     |  | 100% - England/Wales - Property Investment |
  |     |     |     |         --------------------------------------------
  |     |     |     |   -----------------------------------------------------
  |     |     |     |--|IMPCO Properties G.B. Ltd.                           |
  |     |     |     |  |100% - England/Wales - Property Investment (Inactive)|
  |     |     |     |   -----------------------------------------------------
  |     |     |     |   ----------------------------------------------------
  |     |     |     |--| Lincoln Insurance Services Limited                 |
  |     |     |        | 100% - Holding Company                             |
  |     |     |         ----------------------------------------------------
  |     |     |            |   ---------------------------------
  |     |     |            |--| British National Life Sales Ltd.|
  |     |     |            |  | 100% - Inactive                 |
  |     |     |            |   ---------------------------------
  |     |     |            |
  |     |     |            |   ----------------------------------------------------------
  |     |     |            |--| BNL Trustees Limited                                     |
  |     |     |            |  | 100% - England/Wales - Corporate Pension Fund (Inactive) |
  |     |     |            |   ----------------------------------------------------------
  |     |     |            |   -------------------------------------
  |     |     |            |--| Chapel Ash Financial Services Ltd.  |
  |     |     |            |  | 100% - Direct Insurance Sales       |
  |     |     |            |   -------------------------------------
  |     |     |            |   --------------------------
  |     |     |            |--| P.N. Kemp-Gee & Co. Ltd. |
  |     |     |            |  | 100% - Inactive          |
                               --------------------------

 --------------------------------
|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |
  |   -----------------------------------------
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |   -----------------------------------------
  |      |   ----------------------------------------------
  |      |--| Lincoln Unit Trust Managers Limited          |
  |      |  | 100% - England/Wales - Investment Management |
  |      |   ----------------------------------------------
  |      |   ----------------------------------------------------------
  |      |--| LIV Limited (formerly Lincoln Investment Management Ltd.)|
  |      |  |  100% - England/Wales - Investment Management Services   |
  |      |   ----------------------------------------------------------
  |      |    |   -----------------------------------------------
  |      |    |--| CL CR Management Ltd.                         |
  |      |       | 50% - England/Wales - Administrative Services |
  |      |        -----------------------------------------------
  |      |   -----------------------------------------------------------
  |      |--| Lincoln Independent Limited                               |
  |      |  |(formerly: Laurentian Independent Financial Planning Ltd.) |
  |      |  | 100% - England/Wales - Independent Financial Adviser      |
  |      |   -----------------------------------------------------------
  |      |   ----------------------------------------------
  |      |--| Lincoln Investment Management Limited        |
  |      |  |(formerly: Laurentian Fund Management Ltd.)   |
  |      |  | 100% - England/Wales - Investment Management |
  |      |   ----------------------------------------------
  |      |   ------------------------------------------
  |      |--| LN Securities Limited                    |
  |      |  |  100% - England/Wales - Nominee Company  |
  |      |   ------------------------------------------
  |      |
  |      |   ---------------------------------------------
  |      |--|  Niloda Limited                             |
  |      |  |   100% - England/Wales - Investment Company |
  |      |   ---------------------------------------------
  |      |
  |      |   --------------------------------------------------
  |      |--| Lincoln National Training Services Limited       |
  |      |  | 100% - England/Wales - Training Company          |
  |      |   --------------------------------------------------
  |      |   -------------------------------------------------
  |      |--| Lincoln Pension Trustees Limited                |
  |      |  |  100% - England/Wales - Corporate Pension Fund  |
  |      |  -------------------------------------------------
  |      |
  |      |   --------------------------------------------------
  |      |--| Lincoln National (Jersey) Limited                |
  |      |  | 100% - England/Wales - Dormat                    |
  |      |   --------------------------------------------------
  |      |
  |      |   -------------------------------------------------
  |      |--| Lincoln National (Guernsey) Limited             |
  |      |  |  100% - England/Wales - Dormat                  |
  |      |   -------------------------------------------------
  |      |
  |      |   -------------------------------------------------
  |      |--| Lincoln SBP Trustee Limited                     |
  |         |  100% - England/Wales                           |
             --------------------------------------------------

 --------------------------------
|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
 --------------------------------
  |   -------------------------------------------------
  |  | Linsco Reinsurance Company                      |
  |--| (formerly Lincoln National Reinsurance Company) |
  |  |  100% - Indiana - Property/Casualty             |
  |   -------------------------------------------------
  |
  |   ------------------------------------
  |--| Old Fort Insurance Company, Ltd.   |
  |  |  100% ** - Bermuda                 |
  |   ------------------------------------
  |       |   --------------------------------------------------------
  |       |  | Lincoln National Underwriting Services, Ltd.           |
  |       |--| 10% - England/Wales - Life/Accident/Health Underwriter |
  |       |  | (Remaining 90% owned by Lincoln Natl. Reinsurance Co.) |
  |       |   --------------------------------------------------------
  |       |   ---------------------------------------------------
  |       |  | Solutions Holdings, Inc.                          |
  |       |--| 100% - Delaware - General Business Corporation    |
  |       |   ---------------------------------------------------
  |       |      |  ----------------------------------------
  |       |      |--|Solutions Reinsurance Limited           |
  |       |         | 100% - Bermuda - Class III Insurance Co|
  |                 ----------------------------------------
  |   ----------------------------------------------------------
  |  | Seguros Serfin Lincoln, S.A.                             |
  |--|  49% - Mexico - Insurance                                |
  |   ----------------------------------------------------------
  |   ----------------------------------------------------------
  |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.   |
  |--|  49% - Mexico - Reinsurance Underwriter                  |
  |  |  (Remaining 51% owned by Lincoln Natl. Reinsurance Co.)  |
  |   ----------------------------------------------------------
  |   --------------------------------------------
  |--| Underwriters & Management Services, Inc.   |
     |  100% - Indiana - Underwriting Services    |
      --------------------------------------------

FOOTNOTES:

* The funds contributed by the Underwriters were, and continue to be subject to trust agreements between American States Insurance Company, the grantor, and each Underwriter, as trustee.

**      Except for director-qualifying shares

# Lincoln National Corporation has subscribed for and paid for 100 shares of Common Stock (with a par value of $1.00 per share) at a price of $10 per share, as part of the organizing of the fund. As such stock is further sold, the ownership of voting securities by Lincoln National Corporation will decline and fluctuate.

ATTACHMENT #1
                            LINCOLN FINANCIAL GROUP, INC.
                            CORPORATE AGENCY SUBSIDIARIES

1)    Lincoln Financial Group, Inc. (AL)
2)    Lincoln Southwest Financial Group, Inc. (Phoenix, AZ)
3)    Lincoln Financial and Insurance Services Corporation (Walnut Creek, CA)
3a) California Fringe Benefit and Insurance Marketing Corporation DBA/California Fringe Benefit Company (Walnut Creek, CA)
4)    Colorado-Lincoln Financial Group, Inc. (Denver, CO)
5)    Lincoln National Financial Services, Inc. (Lake Worth, FL)
6)    CMP Financial Services, Inc. (Chicago, IL)
7)    Lincoln Financial Group of Northern Indiana, Inc. (Fort Wayne, IN)
8)    Financial Planning Partners, Ltd. (Mission, KS)
9)    The Lincoln National Financial Group of Louisiana, Inc. (Shreveport, LA)
10)   Benefits Marketing Group, Inc. (D.C. & Chevy Chase, MD)
11) Lincoln Financial Services and Insurance Brokerage of New England, Inc (formerly: Lincoln National of New England Insurance Agency, Inc.) (Worcester, MA)
12)   Lincoln Financial Group of Michigan, Inc. (Troy, MI)
12a)  Financial Consultants of Michigan, Inc. (Troy, MI)
13) Lincoln Financial Group of Missouri, Inc. (formerly: John J. Moore & Associates, Inc.) (St. Louis, MO)
14)   Beardslee & Associates, Inc. (Clifton, NJ)
15) Lincoln Financial Group, Inc. (formerly: Resources/Financial, Inc. (Albuquerque, NM)
16)   Lincoln Cascades, Inc. (Portland, OR)
17)   Lincoln Financial Group, Inc. (Salt Lake City, (UT)

Summary of Changes to Organizational Chart:

JANUARY 1, 1995-DECEMBER 31, 1995

SEPTEMBER 1995

a. Lincoln National (Jersey) Limited was incorporated on September 18, 1995. Company is dormat and was formed for tax reasons per Barbara Benoit, Assistant Corporate Secretary at Lincoln UK.

JANUARY 1, 1996-DECEMBER 1, 1996

MARCH 1996

a. Delaware Investment Counselors, Inc. changed its name to Delaware Capital Management, Inc. effective March 29, 1996.

AUGUST 1996

a.        Lincoln National (Gernsey) Limited was incorporated on August 9, 1996;
          company is dormat and was formed for tax reasons.

SEPTEMBER 1996

a. Morgan Financial Group, Inc. changed its name to Lincoln National Sales Corporation of Maryland effective September 23, 1996.

OCTOBER 1996

a. Addition of Lincoln National (India) Inc., incorporated as an Indiana corporation on October 17, 1996.

NOVEMBER 1996

a. Lincoln National SBP Trustee Limited was bought "off the shelf" and was incorporated on November 26, 1996; it was formed to act ast Trustee for Lincoln Staff Benefits Plan.

DECEMBER 1996

a. Addition of Lincoln National Investments, Inc., incorporated as an Indiana corporation on December 12, 1996.


JANUARY 1, 1997-DECEMBER 31, 1997

JANUARY 1997

a. Delaware Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Global Advisors, Inc. were transferred via capital contribution to Lincoln National Investments, Inc. effective January 2, 1997.

b. Lincoln National Investments, Inc. changed its name to Lincoln National Investment Companies, Inc. effective January 24, 1997.

c. Lincoln National Investment Companies, Inc. changed its named to Lincoln National Investments, Inc. effective January 24, 1997.

JANUARY 1997 CON'T

d. The following Lincoln National (UK) subsidiaries changed their name effective January 1, 1997: Lincoln Financial Group PLC (formerly Laurentian Financial Group PLC); Lincoln Milldon Limited (formerly Laurentian Milldon Limited); Lincoln Management Services Limited (formerly Laurentian Management Services Limited).

FEBRUARY 1997

a.        Removal of Lincoln National Financial Group of Philadelphia, Inc.
          which was dissolved effective February 25, 1997.

MARCH 1997

a. Removal of Lincoln Financial Services, Inc. which was dissolved effective March 4, 1997.

APRIL 1997

a.        Acquisition of Dougherty Financial Group, Inc. on April 30, 1997.
          Company then changed its name to Delvoy, Inc. The acquisition included the mutual fund group of companies as part of the Voyager acquisition. The following companies all then were moved under the newly formed holding company, Delvoy, Inc. effective April 30, 1997:
          Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Capital Management, Inc., Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.

b. Acquisition of Voyager Fund Managers, Inc. and Voyager Fund Distributors, Inc. on April 30, 1997; merger is scheduled for May 31, 1997 for Voyager Fund Managers, Inc. into Delaware Management Company, Inc. and Voyager Fund Distributors, Inc. is to merge into Delaware Distributors, L.P.

c. Removal of Aseguradora InverLincoln, S.A. Compania de Seguros y Reaseguros, Grupo Financiero InverMexico. Stock was sold to Grupo Financiero InverMexico effective April 18, 1997.

MAY 1997

a. Name change of The Richard Leahy Corporation to Lincoln National Financial Institutions Group, Inc. effective May 6, 1997.

b. Voyager Fund Managers, Inc. merged into Delaware Management Company, Inc. effective May 30, 1997 at 10:00 p.m. with Delaware Management Company, Inc. surviving.

c. On May 31, 1997 at 2:00 a.m., Voyager Fund Distributors, Inc. merged into a newly formed company Voyager Fund Distributors (Delaware), Inc., incorporated as a Delaware corporation on May 23, 1997. Voyager Fund Distributors (Delaware), Inc. then merged into Delaware Distributors, L.P. effective May 31, 1997 at 2:01 a.m. Delaware Distributors, L.P. survived.

JUNE 1997

a. Removal of Lincoln National Sales Corporation of Maryland -- company dissolved June 13, 1997.

b. Addition of Lincoln Funds Corporation, incorporated as a Delaware corporation on June 10, 1997 at 2:00 p.m.

c. Addition of Lincoln Re, S.A., incorporated as an Argentina company on June 30, 1997.


JULY 1997

a. LNC Equity Sales Corporation changed its name to Lincoln Financial Advisors Corporation effective July 1, 1997.

b. Addition of Solutions Holdings, Inc., incorporated as a Delaware corporation on July 27, 1997.

SEPTEMBER 1997

a. Addition of Solutions Reinsurance Limited, incorporated as a Bermuda corporation on September 29, 1997.

OCTOBER 1997

a. Removal of the following companies: American States Financial Corporation, American States Insurance Company, American Economy Insurance Company, American States Insurance Company of Texas, American States Life Insurance Company, American States Lloyds Insurance Company, American States Preferred Insurance Company, City Insurance Agency, Inc. And Insurance Company of Illinois -- all were sold 10-1-97 to SAFECO Corporation.

b. Liberty Life Assurance Limited was sold to Liberty International Holdings PLC effective 10-6-97.

c.        Addition of Seguros Serfin Lincoln, S.A., acquired by LNC on 10-15-97.


DECEMBER 1997

a. Addition of City Financial Planners, Ltd. as a result of its acquisition by Lincoln National Corporation on December 22, 1997. This company will distribute life assurance and pension products of Lincoln Assurance Limited.

JANUARY 1998

a. Addition of Cigna Associates, Inc., Cigna Financial Advisors, Inc. and Cigna Associates of Massachusetts, Inc., acquired by The Lincoln National Life Insurance Company on January 1, 1998. Cigna Associates of Massachusetts is 100% owned by Cigna Associates, Inc.

b. Removal of Lincoln National Mezzanine Corporation and Lincoln National Mezzanine Fund, L.P. Lincoln National Mezzanine Corporation was dissolved on January 12, 1998 and Lincoln National Mezzanine Fund, L.P. was cancelled January 12, 1998.

c. Corporate organizational changes took place in the UK group of companies on January 21, 1998: Lincoln Insurance Services Limited and its subsidiaries were moved from Lincoln National (UK) PLC to Lincoln Assurance Limited; Lincoln General Insurance Co. Ltd. was moved from Lincoln Insurance Services Limited to Lincoln National (UK) PLC.

d. Addition of AnnuityNet, Inc., incorporated as an Indiana corporation on January 16, 1998 and a wholly-owned subsidiary of The Lincoln National Life Insurance Company.